                      Exhibit 99-B.17.1: Powers of Attorney

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 4th day of April, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Richard T. Mason
                                        ----------------------------------------
                                        Richard T. Mason, President

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 7th day of February, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Bridget M. Healy
                                        ----------------------------------------
                                        Bridget M. Healy, Director

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 30th day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Robert G. Leary
                                        ----------------------------------------
                                        Robert G. Leary, Director

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 23rd day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Thomas J. McInerney
                                        ----------------------------------------
                                        Thomas J. McInerney, Director and
                                        Chairman

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 23 day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Kathleen A. Murphy
                                        ----------------------------------------
                                        Kathleen A. Murphy, Director

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 23 day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Steven T. Pierson
                                        ----------------------------------------
                                        Steven T. Pierson, Senior Vice President
                                        and Chief Accounting Officer

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 22nd day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ Catherine H. Smith
                                        ----------------------------------------
                                        Catherine H. Smith, Director and Senior
                                        Vice President

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370   033-75980   033-76004    333-27337   333-129091   333-133157
033-61897   033-75988   033-76018    333-56297   333-130822   333-133158
033-64277   033-75992   033-79122    333-72079   333-130825   333-134760
033-75248   033-75996   033-81216   333-105479   333-130826   333-141040
033-75962   033-75998   333-01107   333-109622   333-130827
033-75974   033-76002   333-09515   333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512   811-02513   811-04536   811-05906    811-08582

I hereby ratify and confirm on this 28th day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                                 Signature


                                        /s/ David A. Wheat
                                        ----------------------------------------
                                        David A. Wheat, Director, Executive Vice
                                        President and Chief Financial Officer